                                                               Exhibit 10(f)

                                        Service Agreement No. 37815
                                        Control No. 930905-013


                            GTS SERVICE AGREEMENT

         THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and DELTA NATURAL GAS CO., INC. - WINCHESTER ("Buyer").

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Service to be Rendered. Seller shall perform and Buyer
                    ----------------------
shall receive service in accordance with the provisions of the effective GTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of Buyer.

         Section 2. Term. Service under this Agreement shall commence as of
                    ----
November 1, 1993, and shall continue in full force and effect until October 31, 2008, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

         Section 3. Rates. Buyer shall pay Seller the charges and furnish
                    -----
Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

         Section 4. Notices. Notices to Seller under this Agreement shall be
                    -------
addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 3617 Lexington Road, Winchester, KY 40391,
Attention: President, Treasurer & CEO, until changed by either party by written notice.

                                        Service Agreement No. 37815
                                        Control No. 930905-013


                       GTS SERVICE AGREEMENT (Cont'd)


         Section 5. Prior Service Agreements. This Agreement is being
                    ------------------------
entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service Agreements:

         SGS Service Agreement No. 31086, effective February 4, 1985, as it may have been amended, providing for a bundled sales, transportation and storage service under the SGS Rate Schedule.

The terms of Service Agreement No. 37815 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 37815 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

DELTA NATURAL GAS CO., INC./WINCHESTER    COLUMBIA GAS TRANSMISSION CORPORATION

By:  /s/ ALAN L. HEATH                    By:  /s/ [illegible signature]
     -----------------                         -------------------------

Title:  V.P. OPNS. & ENG.                 Title:  Vice President
        -----------------                         --------------

                  Appendix A to Service Agreement No. 37815
                           Under Rate Schedule GTS

           Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) DELTA NATURAL GAS CO INC



     Transportation Demand                    4,140               Dth/day

     Storage Contract Quantity              136,207               Dth

     Annual GTS Quantity                     75,288               Dth/Year


                           Primary Receipt Points
                           ----------------------

Scheduling      Scheduling                      Measuring              Measuring                  Maximum Daily

Point No.       Point Name                      Point No.              Point Name                 Quantity (Dth/Day)
                                                                                                  ------------------
8 0 1           T C 0 - L E A C H               8 0 1                                                   1,380

                  Appendix A to Service Agreement No. 37815
                           Under Rate Schedule GTS

           Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) DELTA NATURAL GAS CO INC

                                                  Primary Delivery Points
                                                  -----------------------
                                                                                    Maximum Daily
                                                                                    Delivery            Maximum Delivery
                      Scheduling            Measuring          Measuring            Obligation          Pressure
Scheduling Point      Point Name            Point No.          Point Name           (Dth/Day)           Obligation (PSIG)
---------------------------------------------------------------------------------------------------------------------------
38                    DELTA NATRL WINCHST   800809             KINGSTON TERRELL        2,270                 200
---------------------------------------------------------------------------------------------------------------------------
                                            803544             DELTA FRENCHBURG          280                 150
---------------------------------------------------------------------------------------------------------------------------
                                            803545             DELTA OWINSGSVILLE      1,030                 400
---------------------------------------------------------------------------------------------------------------------------
                                            803563             DELTA CARMARGO            340                 150
---------------------------------------------------------------------------------------------------------------------------
                                            803564             DELTA SHARPSBURG          220                 100
---------------------------------------------------------------------------------------------------------------------------

                  Appendix A to Service Agreement No. 37815
                           Under Rate Schedule GTS

Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) DELTA NATURAL GAS CO INC




  S1 / IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER'S
          OBLIGATION SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

GFNT / UNLESS STATION SPECIFIC MODOS ARE SPECIFIED IN A SEPARATE
          FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDD0 QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

DELTA NATURAL GAS CO INC.

                  Appendix A to Service Agreement No. 37815
                           Under Rate Schedule GTS

By  /s/ ALAN L. HEATH    Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
Its V.P. OPNS. & ENG.    and (Buyer) DELTA NATURAL GAS CO INC
Date April 11, 1994


COLUMBIA GAS TRANSMISSION CORPORATION

By  /s/ [illegible signature]

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points.

Its Vice President
Date  4-72-94

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

                  SCHEDULE OF OTHER GTS SERVICE AGREEMENTS

This is a schedule of other GTS Service Agreements substantially identical to this exhibit in all material respects. The other GTS Service Agreements to which the Registrant is a party are set forth below with the material details that differ from this Exhibit:

1. GTS Service Agreement No. 37813, dated November 1, 1993, by and between Columbia Gas Transmission Corporation and Delta Natural Gas. Co., Inc. - Cumberland. Materially different details: Transportation Demand - 5,400 Dekatherms/day; Storage Contract Quantity - 177,662 Dekatherms; Annual GTS Quantity - 98,200 Dekatherms/year; Maximum Daily Quantity - 1,800 Dekatherms/day; Maximum Daily Delivery Obligation - 5,400 Dekatherms/day.

2. GTS Service Agreement No. 37814, dated November 1, 1993, by and between Columbia Gas Transmission Corporation and Delta Natural Gas. Co., Inc. - Stanton. Materially different details: Transportation Demand - 2,530 Dekatherms/day; Storage Contract Quantity - 83,254 Dekatherms; Annual GTS Quantity - 48,009 Dekatherms/year; Maximum Daily Quantity - 843 Dekatherms/day; Maximum Daily Delivery Obligation - 2,530 Dekatherms/day.

3. GTS Service Agreement No. 37954, dated November 1, 1993, by and between Columbia Gas Transmission Corporation and Delta Natural Gas Co., Inc. (as successor by assignment to Mt. Olivet Natural Gas Co.). Materially different details: Initial term expired November 1, 1993 and agreement currently continues on a year-to-year basis unless terminated by a party upon six months' written notice prior to end of yearly renewal term; Transportation Demand - 500 Dekatherms/day; Storage Contract Quantity - 18,434 Dekatherms; Annual GTS Quantity - 20,127 Dekatherms/year; Maximum Daily Quantity - 187 Dekatherms/day; Maximum Daily Delivery Obligation -500 Dekatherms/day.

4. GTS Service Agreement No. 37954, dated November 1, 1993, by and between Columbia Gas Transmission Corporation and Delta Natural Gas Co., Inc. (as successor by assignment to City of North Middletown). Materially different details: Initial term expired November 1, 1993 and agreement currently continues on a year-to-year basis unless terminated by a party upon six months' written notice prior to end of yearly renewal term; Transportation Demand - 310 Dekatherms/day; Storage Contract Quantity - 10,218 Dekatherms; Annual GTS Quantity - 12,000 Dekatherms/year; Maximum Daily Quantity - 103 Dekatherms/day; Maximum Daily Delivery Obligation -310 Dekatherms/day.